UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2008

DIGITAL YEARBOOK, INC .
(Exact name of registrant as specified in its charter)

Nevada	333-146476	98-0546715
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3938 E Grant Rd, #453, Tucson, Arizona 85712
(Address of principal executive offices)(Zip Code)

(913) 660-0632
(Registrant’s telephone number, including area code)

2300 W. Sahara Ave., Suite 800, Las Vegas, Nevada 89102
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(1)  The Company’s June 30, 2008 unaudited financials should no longer be relied upon due to the financials not having been reviewed by the Company’s auditors, Moore & Associates Chartered.

On December 8, the Company received correspondence from its auditor, Moore & Associates Chartered, that on August 8, 2008 the Company caused to be filed with the Securities and Exchange Commission Form 10Q for the period ending June 30, 2008, without having Moore & Associates Chartered review the financials contained in the 10Q for that period.  Moore & Associates Chartered has requested that the Company file an amended 10Q for the Quarter ended June 30, 2008 by December 29, 2008.  The Company intends to comply with the request of its auditor and has prepared new financials for the period ended June 30, 2008 which were filed on February 17, 2009.

The Company has retained the services of Ronald N. Silberstein, CPA of Maddox, Ungar, Silberstein, PLLC located at 30600 Telegraph Road, Suite 2175, Bingham Farms, MI 48025.  Prior to the filing of the Company’s amended 10Q for the period ended June 30, 2008, the Company officer did discuss with the Ronald N. Silberstein, CPA the matters disclosed in this Form 8-K.

 Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information required to be disclosed by us in our reports filed under the Securities Exchange Act, is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are not effective to ensure that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Our board of directors was advised by Moore & Associates, Chartered, our independent registered public accounting firm, that during their performance of audit procedures for 2007 Moore & Associates, Chartered identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 2 in our internal control over financial reporting.

(2) The Company’s September 30, 2008 unaudited financials should no longer be relied upon due to the financials not having been reviewed by the Company’s auditors, Moore & Associates Chartered.

On December 8, the Company received correspondence from its auditor, Moore & Associates Chartered, that on November 7, 2008 the Company caused to be filed with the Securities and Exchange Commission Form 10Q for the period ending September 30, 2008, without having Moore & Associates Chartered review the financials contained in the 10Q for that period.  Moore & Associates Chartered has requested that the Company file an amended 10Q for the Quarter ended September 30, 2008 by December 29, 2008.  The Company intends to comply with the request of its auditor and has prepared new financials for the period ended September 30, 2008 which were filed on February 17, 2009.

The Company has retained the services of Ronald N. Silberstein, CPA of Maddox, Ungar, Silberstein, PLLC located at 30600 Telegraph Road, Suite 2175, Bingham Farms, MI 48025.  Prior to the filing of the Company’s amended 10Q for the period ended September 30, 2008, the Company officer did discuss with the Ronald N. Silberstein, CPA the matters disclosed in this Form 8-K.

Controls and Procedures

We maintain a set of disclosure controls and procedures designed to ensure that information required to be disclosed by us in our reports filed under the Securities Exchange Act, is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.  Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Based upon their evaluation as of the end of the period covered by this report, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are not effective to ensure that information required to be included in our periodic SEC filings is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

Our board of directors was advised by Moore & Associates, Chartered, our independent registered public accounting firm, that during their performance of audit procedures for 2007 Moore & Associates, Chartered identified a material weakness as defined in Public Company Accounting Oversight Board Standard No. 2 in our internal control over financial reporting.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	December 8, 2008 Letter from Moore & Associates Chartered regarding Non-reliance on 10Q for the period ended June 30, 2008.
99.2	December 8, 2008 Letter from Moore & Associates Chartered regarding Non-reliance on 10Q for the period ended September 30, 2008.
16.1	Letter from independent accountant to SEC dated March 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL YEARBOOK, INC.

Dated: March 11, 2009	By:	/s/ Arunkumar Rajapandy
Arunkumar Rajapandy
Title: President